UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2008

                          INFINITY CAPITAL GROUP, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



          000-30999                                           16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

        ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT..................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS......................................1

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.............1

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................1

SECTION 6. RESERVED............................................................1

SECTION 7. REGULATION FD ......................................................2

        ITEM 7.01 REGULATION FD DISCLOSURE.....................................2

SECTION 8. OTHER EVENTS .......................................................2

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS...................................2

        ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS............................2

SIGNATURES.....................................................................2

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 30, 2008, NPI08, Inc., a portfolio company of Infinity Capital Group, Inc. signed a Merger & Investment Term Sheet Agreement with Infotech Global, Inc. The Merger & Investment Term Sheet is attached hereto as Exhibit 99.1.


                        SECTION 2 - FINANCIAL INFORMATION


Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.


Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Not Applicable.


                             SECTION 6 - [RESERVED]

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. On November 3, 2008, Infinity Capital Group, Inc. issued a press release. The text of the press release is attached herewith as
Exhibit 99.2.


                            SECTION 8 - OTHER EVENTS

Not Applicable.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)      Financial Statements -  None

        b)      Exhibits -

                  99.1 - Merger & Investment Term Sheet Agreement
                  99.2 - Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                            Dated: November 5, 2008


                             /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President












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